a series of Northern Lights Fund Trust

Class	A:	PWRAX
Class	I:	PWRIX

Supplement dated February 14, 2012 to the Prospectus dated November 1, 2011

The following replaces the description of principal investment strategies.

Principal Investment Strategies:  The Fund's investment adviser seeks to achieve the Fund's primary investment objective by investing primarily in a diversified portfolio of income-producing high-yield fixed income securities commonly known as "junk" bonds and U.S. Treasury securities.  The Fund defines junk bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or, if unrated, determined by the adviser to be of similar credit quality.  The adviser does not select individual bonds or other fixed income securities but instead, invests the Fund's assets in open end investment companies ("mutual funds") and exchange traded funds ("ETFs") that each invest primarily in junk bonds or U.S. Treasury securities.

The adviser seeks to achieve the Fund's secondary investment objective by hedging the Fund's investment portfolio when it believes security prices will decline.  The adviser will hedge by (i) increasing allocations to cash equivalents or U.S. Treasury securities (ii) purchasing inverse mutual funds or inverse ETFs.  The adviser may invest in inverse funds linked to the S&P 500 Index when it believes this strategy will provide an effective hedge for junk bond holdings and may invest in inverse funds linked to U.S. Treasury securities when it believes this strategy will provide an effective hedge for interest rate risk.  Inverse funds typically lose value as the index or security tracked by the fund increases in value; a result that is the opposite from traditional funds.  The Fund limits inverse investments, in total, to 50% of Fund assets.

The adviser selects mutual funds and ETFs without restriction as to minimum issuer credit quality, sector, country of origin, or security maturity with respect to the fixed income securities held by these funds.  The Fund may invest in mutual funds and ETFs that employ derivatives, such as swap contracts, to obtain exposure to junk or U.S. Treasury bond returns.  The Fund does not invest in derivatives directly and will limit investment in mutual funds and ETFs that invest primarily in derivatives to 50% of Fund assets.

The adviser buys traditional securities when it believes prices are stable or improving and sells them when it believes prices will fall.  The adviser buys and sells inverse securities for hedging purposes.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objectives.

The following supplements the description of principal investment risks.

Hedging Risk.  Inverse S&P 500 Index-linked mutual funds and ETFs may not effectively hedge the Fund's junk bond holdings.  Additionally, inverse U.S. Treasury-linked mutual funds and ETFs may not effectively hedge interest rate risk.  Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses on the hedging vehicle while also suffering losses on the junk or U.S. Treasury bonds that were intended to benefit from the hedge.

Any disclosures in the Prospectus contrary to the above should be disregarded throughout the Prospectus.  Additionally, as the Fund's adviser has no present intention of employing short selling as a principal investment strategy, sections entitled "Short Position Risk" should be disregarded.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated November 1, 2011, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling Shareholder Services toll-free at 1-877-779-7462

Please retain this Supplement for future reference.